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                                                                    Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Fifth Third Bancorp on Form S-8 of our report dated January 16, 2001, incorporated by reference in the Annual Report on Form 10-K of Fifth Third Bancorp for the year ended December 31, 2000.


                                                       /s/ Deloitte & Touche LLP

Cincinnati, Ohio
November 7, 2001